UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: July 31, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INSTITUTIONAL TRUST

LEGG MASON WESTERN ASSET SMASh SERIES M FUND

FORM N-Q

JULY 31, 2011

LEGG MASON WESTERN ASSET SMASh SERIES M FUND

Schedule of investments (unaudited)	July 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MORTGAGE-BACKED SECURITIES - 46.6%
FHLMC - 0.5%
Federal Home Loan Mortgage Corp. (FHLMC)	2.647%	2/1/32	$6,029	$6,336	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	11/1/35-12/1/38	459,267	500,340
Federal Home Loan Mortgage Corp. (FHLMC)	5.557%	5/1/37	249,297	265,221	(a)

Total FHLMC				771,897

FNMA - 21.9%
Federal National Mortgage Association (FNMA)	3.500%	8/16/26-8/11/41	7,200,000	7,218,048	(b)
Federal National Mortgage Association (FNMA)	2.435%	5/1/32	29,756	29,966	(a)
Federal National Mortgage Association (FNMA)	1.848%	1/1/33	118,038	121,269	(a)
Federal National Mortgage Association (FNMA)	5.000%	1/1/35-10/1/35	3,908,842	4,196,514
Federal National Mortgage Association (FNMA)	5.500%	11/1/36-5/1/40	3,840,867	4,173,644
Federal National Mortgage Association (FNMA)	4.500%	6/1/37-2/1/38	529,156	553,809
Federal National Mortgage Association (FNMA)	6.000%	11/1/37-12/1/47	1,996,245	2,191,058
Federal National Mortgage Association (FNMA)	4.500%	8/11/41-9/13/41	5,300,000	5,528,500	(b)
Federal National Mortgage Association (FNMA)	5.000%	8/11/41-9/13/41	2,400,000	2,557,501	(b)
Federal National Mortgage Association (FNMA)	6.000%	8/11/41-9/13/41	3,500,000	3,848,817	(b)
Federal National Mortgage Association (FNMA)	6.500%	8/11/41	2,000,000	2,220,938	(b)

Total FNMA				32,640,064

GNMA - 24.2%
Government National Mortgage Association (GNMA)	6.000%	8/20/37-4/20/41	6,700,075	7,492,439
Government National Mortgage Association (GNMA)	5.000%	7/20/40-11/20/40	456,890	499,771
Government National Mortgage Association (GNMA)	4.500%	11/20/40-4/20/41	3,059,173	3,260,608
Government National Mortgage Association (GNMA)	4.000%	8/18/41	100,000	103,406	(b)
Government National Mortgage Association (GNMA)	4.500%	8/18/41-9/21/41	12,800,000	13,619,017	(b)
Government National Mortgage Association (GNMA)	5.000%	8/18/41	3,100,000	3,384,328	(b)
Government National Mortgage Association (GNMA)	6.000%	8/18/41	6,900,000	7,698,516	(b)

Total GNMA				36,058,085

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $68,358,020)				69,470,046

ASSET-BACKED SECURITIES - 10.9%
ABFS Mortgage Loan Trust, 2003-2 A	0.687%	4/25/34	13,599	13,241	(a)(c)
ACE Securities Corp., 2005-SD3 A	0.587%	8/25/45	54,905	51,753	(a)
ACE Securities Corp., 2006-GP1 A	0.317%	2/25/31	42,958	34,206	(a)
AFC Home Equity Loan Trust, 2002-2 2A	0.487%	6/25/30	28,376	15,921	(a)
Ameriquest Mortgage Securities Inc., 2005-R9 A2C	0.537%	11/25/35	1,470,000	959,942	(a)
Amortizing Residential Collateral Trust, 2002-BC1M A	0.467%	1/1/32	68,705	44,234	(a)(d)
Amortizing Residential Collateral Trust, 2004-1 A5	0.687%	10/25/34	707,103	636,166	(a)
Argent Securities Inc., 2003-W3 M1	1.312%	9/25/33	656,361	596,130	(a)
Argent Securities Inc., 2004-W5 AV3B	0.637%	4/25/34	131,222	108,198	(a)
Asset-Backed Securities Corp., Home Equity Loan Trust, 2001-HE3 A1	0.727%	11/15/31	11,401	9,650	(a)
Bank of America Manufactured Housing Contract Trust, 1997-2M	6.900%	4/10/28	710,000	1,071,871	(a)
Bayview Financial Acquisition Trust, 2005-A A2A	1.117%	2/28/40	459,057	248,281	(a)(c)(d)
Bear Stearns Asset-Backed Securities Trust, 2006-1 A	0.467%	2/25/36	91,857	87,532	(a)
Bear Stearns Asset-Backed Securities Trust, 2007-HE6 1A1	1.437%	8/25/37	118,628	72,426	(a)
Bear Stearns Second Lien Trust, 2007-SV1A A1	0.407%	12/25/36	208,039	197,638	(a)(c)
CDC Mortgage Capital Trust, 2002-HE1 A	0.807%	1/25/33	30,347	22,707	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SMASh SERIES M FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - 10.9% (continued)
Chase Funding Mortgage Loan Asset-Backed Certificates, 2002-4 2A1	0.927%	10/25/32	$10,576	$8,963	(a)
Countrywide Asset-Backed Certificates, 2002-4 A1	0.927%	2/25/33	7,740	7,415	(a)
Countrywide Asset-Backed Certificates, 2002-BC1	0.847%	4/25/32	66,323	36,656	(a)
Countrywide Asset-Backed Certificates, 2003-2 3A	0.687%	8/26/33	150,086	95,307	(a)
Countrywide Asset-Backed Certificates, 2006-SD3 A1	0.517%	7/25/36	201,049	120,500	(a)(c)
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.087%	10/25/47	65,150	45,197	(a)
Countrywide Asset-Backed Certificates, 2007-QH1 A1	0.387%	2/25/37	256,864	173,152	(a)(c)
Countrywide Home Equity Loan Trust, 2002-G A	0.557%	12/15/28	19,032	17,816	(a)
Countrywide Home Equity Loan Trust, 2004-O	0.467%	2/15/34	29,763	18,439	(a)
Countrywide Home Equity Loan Trust, 2007-GW A	0.737%	8/15/37	133,579	109,217	(a)
Credit-Based Asset Servicing and Securitization LLC, 2007-SP1 A4	6.020%	12/25/37	800,000	671,590	(c)
Education Funding Capital Trust, 2003-3 A6	1.724%	12/15/42	200,000	190,000	(a)(d)
Ellington Loan Acquisition Trust, 2007-1 A2A1	1.187%	5/26/37	80,898	72,829	(a)(c)
EMC Mortgage Loan Trust, 2004-C A1	0.737%	3/25/31	216,135	172,099	(a)(c)
EMC Mortgage Loan Trust, 2006-A A1	0.637%	12/25/42	379,469	294,430	(a)(c)(d)
Fremont Home Loan Trust, 2006-B 2A2	0.287%	8/25/36	23,189	8,280	(a)
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	0.937%	2/25/31	117,424	99,311	(a)(c)
GMAC Mortgage Corp. Loan Trust, 2006-HE1 A	0.397%	11/25/36	98,687	58,799	(a)
GMAC Mortgage Corp. Loan Trust, 2006-HE4 A1	0.367%	12/25/36	106,107	68,683	(a)
Greenpoint Manufactured Housing, 1999-2 A2	3.107%	3/18/29	125,000	101,250	(a)
Greenpoint Manufactured Housing, 1999-3 2A2	3.686%	6/19/29	75,000	60,750	(a)
Greenpoint Manufactured Housing, 1999-4 A2	3.686%	2/20/30	75,000	60,750	(a)
Greenpoint Manufactured Housing, 2000-6 A3	2.186%	11/22/31	75,000	62,182	(a)
Greenpoint Manufactured Housing, 2001-2 IA2	3.190%	2/20/32	100,000	81,455	(a)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.189%	3/13/32	150,000	118,311	(a)
GSAMP Trust, 2003-SEA A1	0.587%	2/25/33	124,392	93,971	(a)
GSAMP Trust, 2004-SEA2 A2B	0.737%	3/25/34	559,570	543,667	(a)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.487%	9/25/36	845,314	676,766	(a)(c)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	590,000	653,453	(c)
Keycorp Student Loan Trust, 2003-A 1A2	0.513%	10/25/32	1,025,690	958,946	(a)
Lehman XS Trust, 2005-5N 1A1	0.487%	11/25/35	101,347	74,036	(a)
Lehman XS Trust, 2006-2N 1A1	0.447%	2/25/46	112,007	61,778	(a)
Lehman XS Trust, 2006-4N A2A	0.407%	4/25/46	242,625	139,144	(a)
Lehman XS Trust, 2007-2N 3A1	0.277%	2/25/37	3,377	3,307	(a)
Morgan Stanley Mortgage Loan Trust, 2007-2AX 2A1	0.277%	9/25/36	58,544	22,520	(a)
MSCC HELOC Trust, 2005-1 A	0.377%	7/25/17	79,379	67,766	(a)
Origen Manufactured Housing, 2006-A A2	3.697%	10/15/37	450,000	294,750	(a)
Origen Manufactured Housing, 2007-A A2	3.697%	4/15/37	900,000	576,000	(a)
Park Place Securities Inc., 2004-WCW2 M1	0.807%	10/25/34	950,440	910,888	(a)
Provident Bank Home Equity Loan Trust, 1999-3 A3	0.967%	1/25/31	15,964	8,189	(a)
Provident Bank Home Equity Loan Trust, 2002-2 A2	0.727%	8/25/31	18,334	9,389	(a)
RAAC Series, 2006-RP3 A	0.457%	5/25/36	55,048	34,908	(a)(c)
RAAC Series, 2007-RP1 A	0.477%	5/25/46	243,035	155,586	(a)(c)
RAAC Series, 2007-SP3 A1	1.387%	9/25/47	905,607	735,164	(a)
Renaissance Home Equity Loan Trust, 2003-1 A	1.047%	6/25/33	18,990	15,052	(a)
Residential Asset Mortgage Products Inc., 2002-RS6 AII	1.087%	11/25/32	4,660	2,683	(a)
Residential Asset Mortgage Products Inc., 2003-RS2 AII	0.867%	3/25/33	2,541	1,778	(a)
Residential Asset Mortgage Products Inc., 2004-RZ3 MII2	1.837%	9/25/34	1,425,000	1,048,367	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SMASh SERIES M FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - 10.9% (continued)
Residential Funding Securities Corp., 2002-RP2 A1	1.687%	10/25/32	$8,598	$5,159	(a)(c)(d)
SACO I Trust, 2005-WM3 A3	0.887%	9/25/35	24,286	10,612	(a)
Securitized Asset-Backed Receivables LLC, 2006-FR3 A2	0.327%	5/25/36	30,456	20,426	(a)
Securitized Asset-Backed Receivables LLC, 2007-BR2 A2	0.417%	2/25/37	444,881	160,188	(a)
Southern Pacific Secured Assets Corp., 1998-2 A1	0.527%	7/25/29	4,071	2,789	(a)
Structured Asset Securities Corp., 2004-SC1	8.428%	12/25/29	38,081	37,525	(a)(c)
Structured Asset Securities Corp., 2005-4XS 2A1A	1.941%	3/25/35	44,857	32,723	(a)
Structured Asset Securities Corp., 2005-WF1 A3	0.517%	2/25/35	1,307,355	1,123,622	(a)
Structured Asset Securities Corp., 2007-BC3 1A2	0.327%	5/25/47	100,000	70,593	(a)
Structured Asset Securities Corp., 2007-TC1 A	0.487%	4/25/31	59,083	48,494	(a)(c)
Truman Capital Mortgage Loan Trust, 2005-1 A	0.617%	3/25/37	764,609	666,343	(a)(c)
UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	9,474	9,751

TOTAL ASSET-BACKED SECURITIES (Cost - $16,373,085)				16,199,610

COLLATERALIZED MORTGAGE OBLIGATIONS - 30.4%
American Home Mortgage Assets, 2006-2 2A1	0.377%	9/25/46	93,004	49,635	(a)
ARM Trust, 2005-10 1A21	2.942%	1/25/36	33,349	23,764	(a)
Banc of America Commercial Mortgage Inc., 2006-4	5.634%	7/10/46	950,000	1,043,156
Banc of America Funding Corp., 2003-1 A1	6.000%	5/20/33	2,914	3,086
Banc of America Funding Corp., 2004-B 3A2	3.085%	12/20/34	21,944	13,611	(a)
Banc of America Funding Corp., 2005-E 8A1	2.789%	6/20/35	94,686	50,781	(a)
Banc of America Funding Corp., 2006-D 6A1	5.403%	5/20/36	1,734,161	1,073,021	(a)
Banc of America Funding Corp., 2007-C 5A1	2.843%	5/20/36	494,180	387,518	(a)
BCAP LLC Trust, 2006-AA1 A1	0.377%	10/25/36	1,614,392	846,619	(a)
Bear Stearns Alt-A Trust, 2004-08 1A	0.537%	9/25/34	966,244	787,093	(a)
Bear Stearns Alt-A Trust, 2004-10 1A3	1.187%	9/25/34	666,612	604,071	(a)
Bear Stearns ARM Trust, 2004-10 15A1	2.945%	1/25/35	68,663	61,614	(a)
Bear Stearns ARM Trust, 2004-10 31A1	2.995%	1/25/35	63,953	54,609	(a)
Bear Stearns ARM Trust, 2005-6 1A1	2.916%	8/25/35	542,649	390,498	(a)
Chevy Chase Mortgage Funding Corp., 2004-1A A1	0.467%	1/25/35	179,253	133,565	(a)(c)
Commercial Mortgage Lease-Backed Certificates, 2001-CMLB A1	6.746%	6/20/31	1,068,408	1,159,604	(c)
Countrywide Alternative Loan Trust, 2005-17 2A1	0.427%	7/25/35	123,426	76,728	(a)
Countrywide Alternative Loan Trust, 2005-24 1A1	1.496%	7/20/35	1,682,245	1,035,995	(a)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.416%	7/20/35	95,661	65,533	(a)
Countrywide Alternative Loan Trust, 2005-57CB 4A3	5.500%	12/25/35	1,908,798	1,452,389
Countrywide Alternative Loan Trust, 2006-OA02 A5	0.416%	5/20/46	213,384	95,482	(a)
Countrywide Alternative Loan Trust, 2006-OA11 A4	0.377%	9/25/46	161,861	87,015	(a)
Countrywide Alternative Loan Trust, 2007-OA2 2A1	0.317%	3/25/47	148,728	76,790	(a)
Countrywide Home Loans, 2005-R3 AF	0.587%	9/25/35	300,626	255,307	(a)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	0.487%	5/25/35	131,440	90,374	(a)
Countrywide Home Loans Mortgage Pass-Through Trust, 2006-3 2A1	0.437%	3/25/36	33,322	21,064	(a)
Credit Suisse First Boston Mortgage Securities Corp., 2001-28 1A1	0.837%	11/25/31	121,817	99,774	(a)
CS First Boston Mortgage Securities Corp., 2004-AR5 7A2	2.575%	6/25/34	40,254	38,378	(a)
Deutsche Mortgage Securities Inc., 2005-WF1 1A3	5.238%	6/26/35	1,090,000	1,041,697	(a)(c)
Federal National Mortgage Association (FNMA), 2011-59 NZ	5.500%	7/25/41	401,833	449,845
Federal National Mortgage Association (FNMA), 2011-63 SW, IO	6.493%	7/25/41	488,880	69,012	(a)
Federal National Mortgage Association (FNMA), 407 22, IO	5.000%	1/25/39	95,685	19,134

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SMASh SERIES M FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 30.4% (continued)
Federal National Mortgage Association (FNMA), 407 23, IO	5.000%	1/25/39	$95,337	$17,652	(a)
Federal National Mortgage Association (FNMA), 407 27, IO	5.500%	1/25/39	93,755	16,578	(a)
Federal National Mortgage Association (FNMA), 407 34, IO	5.000%	1/25/38	96,443	20,640
FHLMC Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.415%	6/25/46	8,419,004	743,398	(a)
FHLMC Multifamily Structured Pass-Through Certificates, K702 X1, IO	1.569%	2/25/18	3,287,678	266,959	(a)(d)
Government National Mortgage Association (GNMA), 2010-003 MS, IO	6.364%	11/20/38	529,566	99,217	(a)
Government National Mortgage Association (GNMA), 2010-031 GS, IO	6.314%	3/20/39	120,720	22,452	(a)
Government National Mortgage Association (GNMA), 2010-085 HS, IO	6.464%	1/20/40	360,295	67,697	(a)
Government National Mortgage Association (GNMA), 2010-091 SI, IO	6.384%	7/20/40	300,728	60,241	(a)
Government National Mortgage Association (GNMA), 2010-109 SB, IO	6.414%	8/20/40	661,724	145,374	(a)
Government National Mortgage Association (GNMA), 2010-113 BS, IO	5.814%	9/20/40	1,705,658	270,191	(a)
Government National Mortgage Association (GNMA), 2010-116 JS, IO	5.864%	12/20/39	95,902	18,115	(a)
Government National Mortgage Association (GNMA), 2010-117 PS, IO	5.814%	10/20/39	615,837	112,591	(a)
Government National Mortgage Association (GNMA), 2010-146 GS, IO	5.914%	6/20/39	192,757	35,222	(a)
Government National Mortgage Association (GNMA), 2010-147 S, IO	6.464%	11/20/40	669,850	146,739	(a)
Government National Mortgage Association (GNMA), 2010-151 SA, IO	5.864%	11/20/40	609,736	115,587	(a)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.640%	11/20/60	1,469,675	1,451,540	(a)
Government National Mortgage Association (GNMA), 2011-H11 FB	0.686%	4/20/61	2,245,955	2,230,570	(a)
Greenwich Capital Commercial Funding Corp., 2006-GG7	5.881%	7/10/38	180,000	199,842	(a)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.537%	3/25/35	609,880	510,968	(a)(c)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.537%	9/25/35	590,349	491,141	(a)(c)
GSR Mortgage Loan Trust, 2004-14 3A2	3.147%	12/25/34	58,255	42,165	(a)
GSR Mortgage Loan Trust, 2005-AR3 1A1	0.627%	5/25/35	102,532	76,892	(a)
Harborview Mortgage Loan Trust, 2006-02	2.822%	2/25/36	159,544	95,817	(a)
Harborview Mortgage Loan Trust, 2006-13 A	0.367%	11/19/46	254,667	131,807	(a)
Harborview Mortgage Loan Trust, 2007-4 2A1	0.407%	7/19/47	128,242	87,735	(a)
Harborview Mortgage Loan Trust, 2007-7 2A1A	1.187%	11/25/47	179,378	121,766	(a)
Homebanc Mortgage Trust, 2004-2 A1	0.557%	12/25/34	98,241	85,118	(a)
IMPAC Secured Assets Corp., 2005-2 A1	0.507%	3/25/36	391,504	183,194	(a)
Indymac Inda Mortgage Loan Trust, 2007-AR7 1A1	5.837%	11/25/37	338,101	266,937	(a)
Indymac Index Mortgage Loan Trust, 2005-AR14 2A1A	0.487%	7/25/35	65,683	43,047	(a)
Indymac Index Mortgage Loan Trust, 2006-AR6 2A1A	0.387%	6/25/47	129,355	70,663	(a)
JP Morgan Mortgage Trust, 2005-A6 3A3	3.124%	9/25/35	1,760,000	1,301,859	(a)
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB20 A4	5.794%	2/12/51	380,000	413,361	(a)
JPMorgan Chase Commercial Mortgage Securities Corp., 2011-C4 XA, IO	1.636%	7/15/46	7,391,318	619,911	(a)(c)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	1,447,997	1,128,197
La Hipotecaria SA, 2007-1GA A	5.500%	12/23/36	439,928	435,253	(a)(c)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SMASh SERIES M FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 30.4% (continued)
LB-UBS Commercial Mortgage Trust, 2005-C5 A4	4.954%	9/15/30	$400,000	$433,785
LB-UBS Commercial Mortgage Trust, 2006-C3 A4	5.661%	3/15/39	1,000,000	1,100,500	(a)
LB-UBS Commercial Mortgage Trust, 2006-C6 A4	5.372%	9/15/39	235,000	258,349
LB-UBS Commercial Mortgage Trust, 2007-C7 A3	5.866%	9/15/45	590,000	649,299	(a)
Lehman XS Trust, 2005-5N 3A1A	0.487%	11/25/35	87,996	65,939	(a)
Luminent Mortgage Trust, 2006-2 A1A	0.387%	2/25/46	137,236	82,844	(a)
Luminent Mortgage Trust, 2006-4 A1A	0.377%	5/25/46	112,731	57,251	(a)
Luminent Mortgage Trust, 2006-7 2A1	0.357%	12/25/36	62,107	38,745	(a)
MASTR ARM Trust, 2004-4 3A1	2.311%	5/25/34	122,210	108,988	(a)
MASTR ARM Trust, 2005-7 3A1	2.348%	9/25/35	161,692	96,889	(a)
MASTR ARM Trust, 2007-3 22A4	0.487%	5/25/47	200,000	63,969	(a)
MASTR ARM Trust, 2007-R5 A1	2.676%	11/25/35	1,555,184	837,870	(a)(c)
Merrill Lynch Mortgage Investors Trust, 2006-A1 1A1	2.835%	3/25/36	1,842,521	1,075,931	(a)
Merrill Lynch Mortgage Trust, 2005-CK1 A6	5.220%	11/12/37	1,815,000	1,991,779	(a)
Merrill Lynch Mortgage Trust, 2005-MCP1	4.747%	6/12/43	590,000	632,262	(a)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2006-1 A4	5.430%	2/12/39	240,000	257,179	(a)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-5 A4	5.378%	8/12/48	550,000	584,735
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-6 A4	5.485%	3/12/51	2,000,000	2,138,288	(a)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	5.967%	8/12/49	830,000	913,608	(a)
MLCC Mortgage Investors Inc., 2003-G XA2, IO	1.276%	1/25/29	262,080	10,221	(a)(d)(e)
Morgan Stanley Capital I, 1999-LIFE E	6.973%	4/15/33	5,419	5,409	(a)
Morgan Stanley Capital I, 2006-IQ11 A4	5.730%	10/15/42	560,000	623,267	(a)
Morgan Stanley Mortgage Loan Trust, 2007-6XS 2A1M	0.407%	2/25/47	373,152	64,679	(a)
Nomura Asset Acceptance Corp., 2004-R1 A1	6.500%	3/25/34	150,294	153,344	(c)
Prime Mortgage Trust, 2005-2 2A1	7.091%	10/25/32	60,030	59,652	(a)
Provident Funding Mortgage Loan Trust, 2005-1 1A1	2.661%	5/25/35	27,190	23,644	(a)
Regal Trust IV, 1999-1 A	2.952%	9/29/31	11,846	11,086	(a)(c)
Residential Accredit Loans Inc., 2006-QA2 1A1	0.437%	2/25/36	129,649	55,737	(a)
Residential Accredit Loans Inc., 2006-QO7 3A2	0.392%	9/25/46	3,459,104	1,745,594	(a)
Residential Accredit Loans Inc., 2007-Q01 A1	0.337%	2/25/37	128,615	78,613	(a)
Residential Asset Mortgage Products Inc., 2005-SL1 A7	8.000%	5/25/32	85,486	80,780
Structured ARM Loan Trust, 2005-12 3A1	2.545%	6/25/35	59,261	43,806	(a)
Structured ARM Loan Trust, 2005-19XS 1A1	0.507%	10/25/35	62,310	41,463	(a)
Structured Asset Mortgage Investments Inc., 2005-AR7 4A1	2.428%	3/25/46	1,102,834	631,106	(a)
Structured Asset Mortgage Investments Inc., 2006-AR2 A1	0.417%	2/25/36	252,209	160,147	(a)
Structured Asset Mortgage Investments Inc., 2006-AR3 11A1	0.397%	4/25/36	249,175	157,350	(a)
Structured Asset Securities Corp., 2003-9A 2A2	2.480%	3/25/33	677,485	613,790	(a)
Structured Asset Securities Corp., 2004-2 4A1	2.620%	3/25/34	40,203	37,793	(a)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.158%	9/25/37	232,823	225,310	(a)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.043%	9/25/37	245,745	244,747	(a)
Voyager Dwnys Delaware Trust, 2009-1 UGL2	1.183%	3/20/47	140,409	10,987	(a)(c)(d)(e)
Wachovia Bank Commercial Mortgage Trust, 2005-C18 A4	4.935%	4/15/42	600,000	649,233
WaMu Mortgage Pass-Through Certificates, 2007-OA3 2A	1.048%	4/25/47	999,514	651,835	(a)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 1A	1.088%	7/25/47	1,960,801	1,285,971	(a)
Washington Mutual Inc., 2004-AR11	2.651%	10/25/34	1,206,140	1,109,924	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SMASh SERIES M FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 30.4% (continued)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR1	0.587%	1/25/45	$407,067	$313,624	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR01 A1A	0.507%	1/25/45	94,725	76,821	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR09 A1A	0.507%	7/25/45	350,967	289,803	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR15 A1A2	0.467%	11/25/45	99,105	77,153	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.457%	12/25/45	123,318	99,630	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A2	0.477%	12/25/45	184,976	136,053	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR1 2A1A	1.333%	1/25/46	173,879	138,837	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR11 1A	1.238%	9/25/46	201,205	135,239	(a)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $45,496,084)				45,234,056

CORPORATE BONDS & NOTES - 5.9%
FINANCIALS - 5.9%
Commercial Banks - 4.3%
Bank of Montreal, Secured Bonds	2.850%	6/9/15	1,840,000	1,925,475	(c)
Bank of Nova Scotia, Secured Bonds	2.150%	8/3/16	1,190,000	1,199,982	(c)
Cie de Financement Foncier, Secured Bonds	1.625%	7/23/12	1,680,000	1,692,571	(c)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	400,000	414,000	(a)(c)(f)
DnB NOR Boligkreditt, Secured Bonds	2.900%	3/29/16	1,180,000	1,217,865	(c)

Total Commercial Banks				6,449,893

Diversified Financial Services - 1.6%
Citigroup Inc., Senior Notes	5.500%	10/15/14	1,700,000	1,855,016
Kreditanstalt fuer Wiederaufbau, Senior Notes	3.250%	10/14/11	500,000	503,062

Total Diversified Financial Services				2,358,078

TOTAL CORPORATE BONDS & NOTES (Cost - $8,487,809)				8 ,807,971

MUNICIPAL BONDS - 3.4%
Alabama - 0.0%
Birmingham, AL, Commercial Development Authority Revenue, Civic Center Improvements Project	5.500%	4/1/41	10,000	10,150

California - 0.9%
California State, GO, Build America Bonds	7.300%	10/1/39	310,000	368,680
Los Angeles, CA, Department of Airports Revenue	5.250%	5/15/39	20,000	20,551
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport	5.000%	5/15/35	30,000	30,253
Los Angeles, CA, Department of Water & Power Revenue, Build America Bonds	6.574%	7/1/45	500,000	590,090
San Mateo County, CA, Community College District, GO	5.000%	9/1/38	10,000	10,044
Santa Clara Valley Transportation Authority, Sales Tax Revenue, Build America Bonds	5.876%	4/1/32	300,000	328,020

Total California				1,347,638

Georgia - 0.3%
Metropolitan Atlanta, GA, Rapid Transit Authority, Sales Tax Revenue	5.000%	7/1/39	90,000	90,113
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	350,000	347,056

Total Georgia				437,169

Illinois - 0.6%
Chicago, IL, O’Hare International Airport Revenue	5.625%	1/1/35	60,000	62,238
Chicago, IL, O’Hare International Airport Revenue	5.500%	1/1/31	120,000	124,363
Illinois State, GO	5.665%	3/1/18	300,000	319,170

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SMASh SERIES M FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Illinois - continued
Illinois State, GO	5.877%	3/1/19	$300,000	$317,964

Total Illinois				823,735

Nevada - 0.0%
Clark County, NV, Passenger Facility Charge Revenue, Las Vegas Macarran International Airport	5.250%	7/1/39	60,000	60,484

New York - 0.0%
Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters	5.250%	10/1/35	60,000	60,241

Pennsylvania - 1.6%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	0.176%	5/1/46	2,575,000	2,343,250	(a)(d)

TOTAL MUNICIPAL BONDS (Cost - $4,810,169)				5,082,667

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 5.8%
U.S. Government Agencies - 5.1%
Federal Home Loan Banks (FHLB), Bonds	0.300%	11/23/11	2,000,000	2,001,026
Federal Home Loan Banks (FHLB), Bonds	0.500%	3/30/12	975,000	976,192
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.750%	6/23/14	2,000,000	1,999,928
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.500%	8/26/14	1,000,000	999,941
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.646%	3/1/33	203,132	213,175	(a)
Federal National Mortgage Association (FNMA), Notes	0.500%	2/10/14	1,000,000	999,971
Tennessee Valley Authority, Notes	5.250%	9/15/39	350,000	385,140

Total U.S. Government Agencies				7,575,373

U.S. Government Obligations - 0.7%
U.S. Treasury Notes	2.250%	7/31/18	1,130,000	1,140,153

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $8,652,751)				8,715,526

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.1%
Eurodollar Mid Curve 1-year Futures, Put @ $98.75		9/16/11	70	875
Eurodollar Mid Curve 1-year Futures, Put @ $99.13		9/16/11	70	3,500
U.S. Treasury 10-Year Notes Futures, Call @ $124.00		8/26/11	33	72,187
U.S. Treasury 10-Year Notes Futures, Put @ $121.50		8/26/11	36	6,188

TOTAL PURCHASED OPTIONS (Cost - $78,545)				82,750

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $152,256,463)				153,592,626

		MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 26.4%
U.S. Government Agencies - 0.2%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.120%	1/10/12	$300,000	299,798	(g)(h)
Federal National Mortgage Association (FNMA), Discount Notes	0.110%	1/9/12	80,000	79,946	(g)(h)

Total U.S. Government Agencies (Cost - $379,799)				379,744

Repurchase Agreements - 26.2%
Barclays Capital Inc. tri-party repurchase agreement dated 7/29/11; Proceeds at maturity - $13,882,139; (Fully collateralized by U.S. government obligations, 2.375% due 1/15/27; Market value - $14,092,364)	0.120%	8/1/11	13,882,000	13,882,000

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SMASh SERIES M FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Repurchase Agreements - 26.2% (continued)
Credit Suisse First Boston Inc. tri-party repurchase agreement dated 7/29/11; Proceeds at maturity - $13,918,104; (Fully collateralized by U.S. government obligations, 0.375% due 10/31/12; Market value - $14,183,708)	0.090%	8/1/11	$13,918,000	$13,918,000
State Street Bank & Trust Co. repurchase agreement dated 7/29/11; Proceeds at maturity - $11,160,009; (Fully collateralized by U.S. Treasury Bill, 0.000% due 8/11/11; Market Value - $11,384,237)	0.010%	8/1/11	11,160,000	11,160,000

Total Repurchase Agreements (Cost - $38,960,000)				38,960,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $39,339,799)				39,339,744

TOTAL INVESTMENTS - 129.5% (Cost - $191,596,262#)				192,932,370
Liabilities in Excess of Other Assets - (29.5)%				(44,002,190)

TOTAL NET ASSETS - 100.0% $				148,930,180

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Illiquid security.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Rate shown represents yield-to-maturity.

(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
CMT	— Constant Maturity Treasury
GO	— General Obligation
HELOC	— Home Equity Line of Credit
IO	— Interest Only

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Call	3/19/12	$99.50	47	$16,156
Eurodollar Futures, Call	3/19/12	99.25	26	21,125
Eurodollar Futures, Call	3/19/12	99.38	38	21,613
Eurodollar Futures, Put	3/19/12	99.25	26	7,150
Eurodollar Futures, Put	3/19/12	99.38	38	13,063
Eurodollar Futures, Put	3/19/12	99.50	47	20,269
Eurodollar Mid Curve 1-Year Futures, Put	9/16/11	98.25	70	437
U.S. Treasury 10-Year Notes Futures, Call	8/26/11	125.50	22	19,250
U.S. Treasury 10-Year Notes Futures, Put	8/26/11	120.00	35	3,828
U.S. Treasury 10-Year Notes Futures, Put	8/26/11	122.00	28	5,687
U.S. Treasury 10-Year Notes Futures, Put	8/26/11	119.50	87	8,156

TOTAL WRITTEN OPTIONS (Premiums received - $199,239)				$136,734

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset SMASh Series M Fund (the “Fund”), is a separate diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program or sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA in lieu of a management fee being charged by LMPFA to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Mortgage-backed securities	—	$69,470,046	—	$69,470,046
Asset-backed securities	—	15,710,021	$489,589	16,199,610
Collateralized mortgage obligations	—	44,945,889	288,167	45,234,056
Corporate bonds & notes	—	8,807,971	—	8,807,971
Municipal bonds	—	2,739,417	2,343,250	5,082,667
U.S. government & agency obligations	—	8,715,526	—	8,715,526
Purchased options	$82,750	—	—	82,750

Total long-term investments	$82,750	$150,388,870	$3,121,006	$153,592,626

Short-term investments†	—	39,339,744	—	39,339,744

Total investments	$82,750	$189,728,614	$3,121,006	$192,932,370

Other financial instruments:
Futures contracts	$313,511	—	—	$313,511
Credit default swaps on credit indices - buy protection‡	—	$423,029	—	423,029

Total other financial instruments	$313,511	$423,029	—	$736,540

Total	$396,261	$190,151,643	$3,121,006	$193,668,910

LIABILITIES

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$136,734	—	—	$136,734
Futures contracts	587,548	—	—	587,548
Total return swaps‡	—	$19,437	—	19,437
Credit default swaps on credit indices - sell protection‡	—	399,650	—	399,650

Total	$724,282	$419,087	—	$1,143,369

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	MORTGAGE- BACKED SECURITIES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	MUNICIPAL BONDS	TOTAL
Balance as of October 31, 2010	$107,625	$196,045	$26,771	$2,433,750	$2,764,191
Accrued premiums/discounts	—	354	603	5,665	6,622
Realized gain (loss)(1)	—	499	(56,971)	19,914	(36,558)
Change in unrealized appreciation (depreciation)(2)	(156)	(924)	77,588	58,921	135,429
Net purchases (sales)	(107,469)	(816)	240,177	(175,000)	(43,108)
Transfers into Level 3	—	294,430	—	—	294,430
Transfers out of Level 3	—	—	—	—	—

Balance as of July 31, 2011	—	$489,588	$288,168	$2,343,250	$3,121,006

Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2011(2)	—	$(924)	$77,588	$58,921	$135,585

Notes to Schedule of Investments (unaudited) (continued)

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the

Notes to Schedule of Investments (unaudited) (continued)

underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of July 31, 2011, the total notional value of all credit default swaps to sell protection is $3,792,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

Credit Default Swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the

Notes to Schedule of Investments (unaudited) (continued)

counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Total Return Swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(h) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall

Notes to Schedule of Investments (unaudited) (continued)

economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of July 31, 2011, the Fund held credit default swaps, written options and total return swaps with credit related contingent features, which had a liability position of $555,821. If a contingent feature in the Master Agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At July 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$6,621,017
Gross unrealized depreciation	(5,284,909)

Net unrealized appreciation	$1,336,108

At July 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	28	3/12	$6,963,341	$6,962,550	$(791)
U.S. Treasury 10-Year Notes	75	9/11	9,287,244	9,426,563	139,319
U.S. Treasury Ultra Long-Term Bonds	66	9/11	8,533,683	8,707,875	174,192

					312,720

Contracts to Sell:
90-Day Eurodollar	1	9/12	247,934	248,425	(491)
90-Day Eurodollar	28	3/13	6,924,659	6,941,900	(17,241)
U.S. Treasury 30-Year Bonds	2	9/11	252,618	256,250	(3,632)
U.S. Treasury 5-Year Notes	306	9/11	36,596,873	37,162,266	(565,393)

					(586,757)

Net unrealized loss on open futures contracts					$(274,037)

During the period ended July 31, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding October 31, 2010	146	$51,994
Options written	2,737	1,075,514
Options closed	(1,209)	(625,221)
Options exercised	(226)	(112,140)
Options expired	(984)	(190,908)

Written options, outstanding July 31, 2011	464	$199,239

At July 31, 2011, the Fund held TBA securities with a total cost of $ 45,792,459.

Notes to Schedule of Investments (unaudited) (continued)

At July 31, 2011, the Fund held the following swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Credit Suisse First Boston Inc. (CMBX NA AM 1)	$1,120,000	10/12/52	0.500% monthly	$(108,360)	$(49,411)	$(58,949)
Credit Suisse First Boston Inc. (CMBX NA AM 1)	279,000	10/12/52	0.005% monthly	(26,993)	(25,895)	(1,098)
Credit Suisse First Boston Inc. (CMBX NA AM 3)	290,000	12/13/49	0.500% monthly	(45,433)	(26,472)	(18,961)
Goldman Sachs Group Inc. (CMBX NA AM 1)	980,000	10/12/52	0.500% monthly	(94,815)	(43,841)	(50,974)
Goldman Sachs Group Inc. (CMBX NA AM 1)	246,000	10/12/52	0.005% monthly	(23,801)	(22,755)	(1,046)
JPMorgan Securities Inc. (CMBX NA AM 1)	620,000	10/12/52	0.500% monthly	(59,985)	(62,769)	2,784
Morgan Stanley & Co. Inc. (CMBX NA AM 3)	257,000	12/13/49	0.005% monthly	(40,263)	(32,721)	(7,542)

Total	$3,792,000			$(399,650)	$(263,864)	$(135,786)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[4]

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital Inc. (CMBX NA AM 4)	$140,000	2/17/51	0.500% monthly	$24,703	$14,513	$10,190
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA)	692,000	10/12/52	0.001% monthly	30,708	28,113	2,595
Credit Suisse First Boston Inc. (CMBX 2 2006-2 AAA)	610,000	3/15/49	0.070% monthly	35,456	25,799	9,657
Credit Suisse First Boston Inc. (CMBX 3 2007-1 AAA)	610,000	12/13/49	0.001% monthly	45,369	32,406	12,963
Credit Suisse First Boston Inc. (CMBX 3 2007-1 AAA)	730,000	12/13/49	0.001% monthly	54,294	35,588	18,706
Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA)	595,000	10/12/52	0.001% monthly	26,403	24,544	1,859
Goldman Sachs Group Inc. (CMBX 2 2006-2 AAA)	210,000	3/15/49	0.070% monthly	12,206	9,406	2,800
Goldman Sachs Group Inc. (CMBX 4 2007-2 AAA)	100,000	2/17/51	0.004% monthly	7,403	7,750	(347)
Goldman Sachs Group Inc. (CMBX NA AM 4)	357,000	2/17/51	0.500% monthly	62,993	71,163	(8,170)
Goldman Sachs Group Inc. (CMBX NA AM 4)	234,000	2/17/51	0.005% monthly	41,289	33,345	7,944
JPMorgan Securities Inc. (CMBX 2 2006-2 AAA)	1,050,000	3/15/49	0.070% monthly	61,031	45,721	15,310
Morgan Stanley & Co. Inc. (CMBX NA AM 4)	120,000	2/17/51	0.500% monthly	21,174	12,143	9,031

Total	$5,448,000			$423,029	$340,491	$82,538

TOTAL RETURN SWAPS

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND		PERIODIC PAYMENTS RECEIVED BY THE FUND		UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED (DEPRECIATION)
Barclays Capital Inc.	$332,382	1/12/39	1-Month LIBOR	‡	IOS.FN30.550.08	†	—	$(2,986)
Barclays Capital Inc.	795,816	1/12/41	1-Month LIBOR	‡	IOS.FN30.500.10	†	—	(7,217)
JPMorgan Securities Inc.	290,000	1/1/12	TRX-CMBS	†	TRX-CMBS Reset	†	—	(1,919)
Morgan Stanley & Co. Inc.	140,000	1/1/12	TRX-CMBS	†	TRX-CMBS Reset	†	—	(926)
Morgan Stanley & Co. Inc.	320,000	1/1/12	TRX-CMBS	†	TRX-CMBS Reset	†	—	(2,117)
Morgan Stanley & Co. Inc.	207,739	1/12/39	1-Month LIBOR	‡	IOS.FN30.550.08	†	—	(1,866)
Morgan Stanley & Co. Inc.	265,272	1/12/41	1-Month LIBOR	‡	IOS.FN30.500.10	†	$(461)	(1,945)

Total	$2,351,209						$(461)	$(18,976)

1	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes to Schedule of Investments (unaudited) (continued)

4	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

†	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivatives instruments categorized by risk exposure at July 31, 2011.

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Purchased Options, at value	Written Options, at value	Swap Contracts, at value	Total
Interest Rate Contracts	$313,511	$(587,548)	$82,750	$(136,734)	$(14,475)	$(342,496)
Credit Contracts	—	—	—	—	18,417	18,417

Total	$313,511	$(587,548)	$82,750	$(136,734)	$3,942	$(324,079)

During the period ended July 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$37,857
Written options	112,173
Futures contracts (to buy)	14,289,354
Futures contracts (to sell)	32,780,439

Average Notional Balance
Credit default swap contracts (to buy protection)	$2,216,500
Credit default swap contracts (to sell protection)	1,860,500
Total return swap contracts	1,037,516

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Institutional Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: September 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: September 22, 2011

By	/s/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer

Date: September 22, 2011